SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 9, 2006

MAXXAM INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-3924

(Commission File Number)

95-2078752

(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant's telephone number, including area code: (713) 975-7600

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Attached hereto as Exhibit 99.1 (and incorporated herein by reference) is a press release issued by the Registrant on January 10, 2006 indicating that Paul N. Schwartz had advised the Company that he will retire as of April 18, 2006. Mr. Schwartz is a director of Registrant, as well as its President and Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of Registrant dated January 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.

Date: January 10, 2006                                           By:/s/ Bernard L. Birkel

Name:	Bernard L. Birkel
Title:	Secretary & Senior Assistant General Counsel

EXHIBIT INDEX

Exhibit

Number	Description

Exhibit 99.1	Press release of the Registrant dated January 10, 2006

00942FMS5.BLB.DOC